EXHIBIT 99


                        CERTIFICATION OF PERIODIC REPORT


I, Leon Kaufman, CEO of AccuImage Diagnostics Corp. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of
    Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:   August 13, 2002



By:  /s/  LEON KAUFMAN
________________________
Leon Kaufman
CHIEF EXECUTIVE OFFICER
(DULY AUTHORIZED OFFICER)



By:  /s/  STEPHEN FRANKE
__________________________
Stephen Franke
V.P., FINANCE
(CHIEF ACCOUNTING OFFICER)